                                                                   EXHIBIT 10.2c

                        AMENDMENT TO STANDSTILL AGREEMENT

        This Amendment to Standstill Agreement (the "Amendment") is entered into by and between Paul Chopra, an individual ("Chopra"), on the one hand, and COHR Inc., a Delaware corporation ("COHR"), on the other hand. (Chopra and COHR are collectively referred to as "the Parties".) The Effective Date of this Amendment is January 31, 1999.

                                    Recitals

        A.     The Parties entered into a Standstill Agreement dated April 3,
1998.

        B. The Ending Date of that Standstill Agreement initially was November 10, 1998, and was extended by previous Amendment to January 31, 1999.

        C. The Parties have agreed that the Standstill Agreement Effective Period should be extended to a new Ending Date pursuant to the terms set forth herein.

                                    Agreement

        1.     Ending Date

        The "Ending Date" of the Standstill Agreement shall be amended to be the earliest of the following:
        (a) Fourteen (14) days following the date on which either party gives written notice to the other party that it is terminating this Agreement; or (b) February 28, 1999.
All rights and obligations existing prior to this Amendment (except as revised herein or by separate written agreement) or arising under this Amendment shall survive the termination of this Agreement.

        2.     Certain Continuing Benefits

        (a) The Standstill Agreement paragraph 4(b) is amended to provide for a salary of $5,000 per month from the Effective Date of this Amendment onward. (b) All other terms and conditions of the Standstill Agreement continue in effect.

        3.     Integration

        The Standstill Agreement and this Amendment thereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, commitments and practices, whether written or oral, except that the Standstill Agreement and this Amendment thereto are an amendment of that certain Employment Agreement dated January 1, 1996. No amendments to the Standstill Agreement and this Amendment thereto may be made except by a writing signed by both parties.

        This Amendment may be executed in counterparts, each of which will be an original agreement. The undersigned have executed this Agreement as of the date first above written.

Chopra                                     COHR Inc.


/S/ PAUL CHOPRA                            By     /S/ LYNN P. REITNOUER
--------------------------                        ------------------------------
Paul Chopra                                       Lynn P. Reitnouer
                                                  Chairman of the Board